Exhibit 99.1

            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                DECEMBER 2, 2002

                       RATED
                       WATER
       RIG NAME        DEPTH            DESIGN             LOCATION           STATUS             OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever               GOM            Contracted         ADTI/Westport
                                                                                                  Resources
-----------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever               GOM            Contracted         ChevronTexaco
-----------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                     GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg Cantilever   GOM            Contracted           Spinnaker
-----------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg Cantilever  Indonesia       Contracted             CNOOC
-----------------------------------------------------------------------------------------------------------------
Ocean Heritage         300'      Independent Leg Cantilever  Singapore   Shipyard for water-          -
                                                                            depth upgrade
-----------------------------------------------------------------------------------------------------------------
Ocean Spartan          300'      Independent Leg Cantilever   GOM            Contracted          BP America
-----------------------------------------------------------------------------------------------------------------
Ocean Spur             300'      Independent Leg Cantilever   GOM            Contracted            Mariner
-----------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg Cantilever   GOM            Contracted          BP America
-----------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg Cantilever   GOM            Contracted        Pogo Producing
-----------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg Cantilever   GOM            Contracted         EOG Resources
-----------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg Cantilever   GOM            Contracted          BP America
-----------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot         GOM            Contracted       Walter Oil & Gas
-----------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg Cantilever   GOM       Shipyard for cantilever       -
                                                                               upgrade
-----------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                  S. Africa        Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                       GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000            GOM            Contracted            El Paso
-----------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                  North Sea         Contracted             Agip
-----------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                       GOM             Stacked                 -
-----------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class            New Zealand        Contracted             Shell
-----------------------------------------------------------------------------------------------------------------

                                       1

                       RATED
                       WATER
       RIG NAME        DEPTH            DESIGN             LOCATION           STATUS             OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'    Earl & Wright Sedco       North Sea         Contracted             Shell
                                 711 Series
-----------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                  North Sea          Shipyard                -
-----------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                    Ghana              Idle                  -
-----------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'    Korkut                     Vietnam          Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean General          1,640'    Korkut                     Vietnam          Contracted         PetroVietnam
-----------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class                GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class                GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000                  GOM            Contracted      Energy Partners Ltd
-----------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000                  GOM            Contracted          ADTI/Murphy
-----------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000                  GOM            Contracted         Taylor Energy
-----------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000                 Brazil          Contracted          Enterprise
-----------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class                GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy         Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced Pacesetter GOM            Contracted           Spinnaker
-----------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class                GOM            Contracted          Kerr McGee
-----------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                    Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,000'    Alliance Class              Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class                GOM            Contracted          Kerr McGee
-----------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class                GOM            Contracted             Maxus
-----------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey                GOM            Contracted         Ocean Energy

-----------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey                GOM            Contracted            Murphy
-----------------------------------------------------------------------------------------------------------------
Ocean Baroness         7,000'    Victory Class              Malaysia         Contracted            Murphy
-----------------------------------------------------------------------------------------------------------------
Ocean Rover            7,000'    Victory Class             Singapore      Shipyard Upgrade            -
-----------------------------------------------------------------------------------------------------------------


                                       2

                       RATED
                       WATER
       RIG NAME        DEPTH            DESIGN             LOCATION           STATUS             OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified       GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi         Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico












                                       3
** TABLE CONTINUED... **

       RIG NAME            CURRENT TERM             START DATE          ESTIMATED END DATE
----------------------------------------------------------------------------------------------
Ocean Crusader           one well plus option    early November 2002      late December 2002
----------------------------------------------------------------------------------------------
Ocean Drake                  12 months            late August 2002        late August 2003
----------------------------------------------------------------------------------------------
Ocean Champion                   -               early August 2001                -
----------------------------------------------------------------------------------------------
Ocean Columbia                one well           mid September 2002       mid December 2002
----------------------------------------------------------------------------------------------
Ocean Sovereign       first two months of Ocean   mid October 2002        mid December 2002
                       Hertiage contract - see
                        Ocean Heritage Below
----------------------------------------------------------------------------------------------
Ocean Heritage                   -                 late June 2002         mid December 2002
----------------------------------------------------------------------------------------------
Ocean Spartan          two wells plus option    early November 2002      late December 2002
----------------------------------------------------------------------------------------------
Ocean Spur                    one well           late November 2002      late December 2002
----------------------------------------------------------------------------------------------
Ocean King             90-day extension plus     early August 2002       late December 2002
                               option
----------------------------------------------------------------------------------------------
Ocean Nugget                  one well           mid November 2002        mid December 2002
----------------------------------------------------------------------------------------------
Ocean Summit                  one well          early September 2002      mid December 2002
----------------------------------------------------------------------------------------------
Ocean Warwick                 one year           early January 2002      early January 2003
----------------------------------------------------------------------------------------------
Ocean Titan             one well plus option     early October 2002      early January 2003
----------------------------------------------------------------------------------------------
Ocean Tower                      -                mid August 2002          late March 2003
----------------------------------------------------------------------------------------------
Ocean Liberator                  -               late November 2002               -
----------------------------------------------------------------------------------------------
Ocean Century                    -                      1998                      -
----------------------------------------------------------------------------------------------
Ocean Ambassador        one well plus option      mid August 2002         mid December 2002
----------------------------------------------------------------------------------------------
Ocean Nomad           one well plus two one well  mid October 2002       late December 2002
                               options
----------------------------------------------------------------------------------------------
Ocean New Era                    -               late October 2001                -
----------------------------------------------------------------------------------------------
Ocean Bounty            one well plus option      late October 2002       early December 2002
----------------------------------------------------------------------------------------------


                                       1

       RIG NAME            CURRENT TERM             START DATE          ESTIMATED END DATE
----------------------------------------------------------------------------------------------
Ocean Guardian         five wells plus option   early February 2002      early January 2003
----------------------------------------------------------------------------------------------
Ocean Princess          compensator repairs      early October 2002       mid December 2002
----------------------------------------------------------------------------------------------
Ocean Whittington                -              late September 2002               -
----------------------------------------------------------------------------------------------
Ocean Epoch            five wells plus demobe   early December 2001       mid December 2002
----------------------------------------------------------------------------------------------
Ocean General           two well program plus       mid May 2002          mid December 2002
                         options plus demobe
----------------------------------------------------------------------------------------------
Ocean Prospector                 -                      1998                      -
----------------------------------------------------------------------------------------------
Ocean Endeavor                   -                early March 2002                -
----------------------------------------------------------------------------------------------
Ocean Concord                 one well           late November 2002       mid January 2003
----------------------------------------------------------------------------------------------
Ocean Lexington               one well           late October 2002        mid December 2002
----------------------------------------------------------------------------------------------
Ocean Saratoga          third of three wells    early September 2002     late December 2002
----------------------------------------------------------------------------------------------
Ocean Yorktown        15-well development plus   mid September 2001        late July 2003
                              options
----------------------------------------------------------------------------------------------
Ocean Voyager                    -                early March 2002                -
----------------------------------------------------------------------------------------------
Ocean Yatzy              five-year term plus    early November 1998      early November 2003
                                option
----------------------------------------------------------------------------------------------
Ocean Worker            one well plus option     mid November 2002       early January 2003
----------------------------------------------------------------------------------------------
Ocean Quest             one well plus option     late October 2002        mid December 2002
----------------------------------------------------------------------------------------------
Ocean Winner             18-month extension       early July 2001        early November 2003
----------------------------------------------------------------------------------------------
Ocean Alliance           four-year contract     early September 2000    early September 2004
----------------------------------------------------------------------------------------------
Ocean Star                   two wells           mid September 2002       mid December 2002
----------------------------------------------------------------------------------------------
Ocean Victory                 one well            mid October 2002       early December 2002
----------------------------------------------------------------------------------------------
Ocean America                 one well            mid October 2002        mid January 2003
----------------------------------------------------------------------------------------------
Ocean Valiant         seven month term plus    early September 2002       mid April 2003
                               option
----------------------------------------------------------------------------------------------
Ocean Baroness                 demobe            late November 2002      early December 2002
----------------------------------------------------------------------------------------------
Ocean Rover                      -               early January 2002      third quarter 2003
----------------------------------------------------------------------------------------------


                                       2

       RIG NAME            CURRENT TERM             START DATE          ESTIMATED END DATE
----------------------------------------------------------------------------------------------
Ocean Confidence           five-year term        early January 2001      early January 2006
----------------------------------------------------------------------------------------------
Ocean Clipper             three-year term         mid January 2000       early January 2003
----------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico












                                       3
** TABLE CONTINUED... **

                         DAYRATE
       RIG NAME       (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------
Ocean Crusader           high teens    available.
------------------------------------------------------------------------------------------
Ocean Drake             lower 20's    available.
------------------------------------------------------------------------------------------
Ocean Champion               -                                 -
------------------------------------------------------------------------------------------
Ocean Columbia          lower 20's    available.
------------------------------------------------------------------------------------------
Ocean Sovereign         upper 40's    Singapore shipyard for leg upgrade ending late
                                      April 2003.
------------------------------------------------------------------------------------------
Ocean Heritage               -        twelve-month term program with CNOOC in upper 40's
                                      ending mid October 2003.  Heritage assumes last ten
                                      months after Sovereign has completed the first two
                                      months of contract.
------------------------------------------------------------------------------------------
Ocean Spartan            mid 20's     available.
------------------------------------------------------------------------------------------
Ocean Spur               mid 20's     available.
------------------------------------------------------------------------------------------
Ocean King              upper 20's    available.
------------------------------------------------------------------------------------------
Ocean Nugget             mid 20's     available.
------------------------------------------------------------------------------------------
Ocean Summit            upper 20's    available.
------------------------------------------------------------------------------------------
Ocean Warwick           upper 20's    available.
------------------------------------------------------------------------------------------
Ocean Titan             lower 20's    cantilever upgrade ending mid July 2003.
------------------------------------------------------------------------------------------
Ocean Tower                  -        available.
------------------------------------------------------------------------------------------
Ocean Liberator              -                                 -
------------------------------------------------------------------------------------------
Ocean Century                -                                 -
------------------------------------------------------------------------------------------
Ocean Ambassador        lower 40's    available.
------------------------------------------------------------------------------------------
Ocean Nomad             lower 40's    first option well with Agip in lower 40's ending
                                      mid March 2003.
------------------------------------------------------------------------------------------
Ocean New Era                -        available.
------------------------------------------------------------------------------------------
Ocean Bounty            upper 70's    one well with Conoco in lower 70's ending late
                                      December 2002.
------------------------------------------------------------------------------------------


                                       1

                         DAYRATE
       RIG NAME       (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------
Ocean Guardian          lower 90's    special survey upon completion of contract ending
                                      early January 2003, then available.
------------------------------------------------------------------------------------------
Ocean Princess               -        available.
------------------------------------------------------------------------------------------
Ocean Whittington            -        available.
------------------------------------------------------------------------------------------
Ocean Epoch             lower 70's    available.
------------------------------------------------------------------------------------------
Ocean General            mid 60's     available.
------------------------------------------------------------------------------------------
Ocean Prospector             -                                 -
------------------------------------------------------------------------------------------
Ocean Endeavor               -                                 -
------------------------------------------------------------------------------------------
Ocean Concord           lower 40's    available.
------------------------------------------------------------------------------------------
Ocean Lexington         lower 40's    available.
------------------------------------------------------------------------------------------
Ocean Saratoga          lower 40's    available.
------------------------------------------------------------------------------------------
Ocean Yorktown          lower 60's    available.
------------------------------------------------------------------------------------------
Ocean Voyager                -                                 -
------------------------------------------------------------------------------------------
Ocean Yatzy                120's      available.
------------------------------------------------------------------------------------------
Ocean Worker            lower 40's    available.
------------------------------------------------------------------------------------------
Ocean Quest             lower 60's    available.
------------------------------------------------------------------------------------------
Ocean Winner            lower 80's    one year extension in lower 60's with Petrobras
                                      ending early November 2003.
------------------------------------------------------------------------------------------
Ocean Alliance             110's      available.
------------------------------------------------------------------------------------------
Ocean Star              upper 80's    nine month term work with Kerr McGee in mid 80's
                                      ending early October 2003.
------------------------------------------------------------------------------------------
Ocean Victory            mid 60's     available.
------------------------------------------------------------------------------------------
Ocean America           upper 60's    second well with Ocean Energy in mid 70's ending
                                      early March 2003.
------------------------------------------------------------------------------------------
Ocean Valiant           lower 80's    available.
------------------------------------------------------------------------------------------
Ocean Baroness             170's      demobe with Murphy in 170's ending early December
                                      2002.
------------------------------------------------------------------------------------------
Ocean Rover                  -        available.
------------------------------------------------------------------------------------------


                                        2

                         DAYRATE
       RIG NAME       (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------
Ocean Confidence           170's      available.
------------------------------------------------------------------------------------------
Ocean Clipper           lower 90's    one year extension in 100's with Petrobras ending
                                      early January 2004.
------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico












                                       3
** TABLE COMPLETE **